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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)         March 17, 1998
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                      Investment Technology Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                0-23644                 13-3757717
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(State or Other Jurisdiction    (Commission              (IRS Employer
      of Incorporation)         File Number)           Identification No.)


380 Madison Avenue, New York, New York                        10017
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code      (212) 588-4000
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        (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

     On March 17, 1998, Jefferies Group, Inc. ("Group") and Investment Technology Group, Inc. ("ITGI") jointly announced plans to separate Group's 100%-owned subsidary, Jefferies & Company, Inc., and Group's 82.3%-owned subsidiary, ITGI, through a proposed spin-off and related transactions. Attached hereto and incorporated herein by reference as though a part hereof are (i) a joint press release announcing the proposed spin-off and related transactions (Exhibit 99.1) and (ii) information made available to stockholders concerning the transactions and separation, as included on the website of Group and ITGI (Exhibit 99.2).

Item 7.  Financial Statements and Exhibits

                                   EXHIBIT INDEX

Exhibit No.        Exhibit Description
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   99.1            Joint press release of Group and ITGI concerning proposed
                   spin-off and related transactions.

   99.2            Unaudited financial information concerning Group and ITGI.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Investment Technology Group, Inc.
                                             ---------------------------------
                                                       (Registrant)

Date      March 18, 1998                  By  /s/ John R. MacDonald
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                                               John R. MacDonald
                                               Senior Vice President and
                                               Chief Financial Officer